Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series

Victory RS Small Cap Growth Equity VIP Series

Victory RS International VIP Series

Victory Sophus Emerging Markets VIP Series

Victory High Yield VIP Series

Victory 500 Index VIP Series

Supplement dated January 2, 2025,

to the Statement of Additional Information dated May 1, 2024, as supplemented (“SAI”)

Effective at the close of business on December 31, 2024, Leigh A. Wilson retired from the Board of Trustees of Victory Variable Insurance Funds. All references to Mr. Wilson listed in the SAI are deleted.